Exhibit 10.27.13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

FIFTEENTH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Fifteenth Amendment to the United Express Agreement (the “Amendment”) is dated as of November 15, 2016 by and among UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, IL 60606 (“United”), REPUBLIC AIRLINE INC., an Indiana corporation, with its corporate offices at 8909 Purdue Road, Suite 300, Indianapolis, IN 46268 (“Republic Airline”), and SHUTTLE AMERICA CORPORATION, an Indiana corporation, with its corporate offices at 8909 Purdue Road, Suite 300, Indianapolis, IN 46268 (“Contractor”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (together with all prior amendments thereto, the “Agreement”) (the parties acknowledge that amendments 2, 3 and 9 are intentionally omitted); and

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement; and

WHEREAS, the parties desire to further amend the Agreement in accordance with the terms and conditions of this Amendment; and

WHEREAS, as of immediately prior to the date hereof, it was contemplated that [***] under the Agreement, it being understood that [***];

WHEREAS, the parties desire to amend the Agreement [***]; and

NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

I.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement or other written agreements by and between the parties as noted.

II.	SCOPE, TERM, and CONDITIONS

A.	[***].

B.	[***]

C.	Schedule 1 of the Agreement is hereby [***].

D.	Appendix E of the Agreement is hereby [***]

E.	The Agreement is hereby amended to add the following [***]:

[***]

F.	The Agreement is hereby amended to add the following [***]:

[***]

G.	Contractor and Republic Airline acknowledge and agree [***].

H.	The Agreement is hereby amended to add the following [***]:

[***]

I.	The Agreement is hereby amended to add the following [***]:

[***]

III.	[***].

IV.	MISCELLANEOUS.

Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Amendment shall constitute a single integrated agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the date first written above.

UNITED AIRLINES, INC.		SHUTTLE AMERICA CORPORATION

By:	/s/ Gerald Laderman	By:	/s/ Ethan J. Blank
Name: Gerald Laderman		Name: Ethan J. Blank
Title: Senior Vice President – Finance, Procurement & Treasurer		Title: VP, General Counsel

Republic Airways Holdings Inc. consents to the foregoing Amendment and agrees that its guaranty of the Agreement shall apply to the Agreement (as amended by this Amendment) and all New Aircraft Leases. Republic Airways Holdings Inc. also reconfirms its guaranty of the Operative Agreements (as defined in the Credit Agreement).

REPUBLIC AIRWAYS HOLDINGS INC.

		By:	/s/ Bryan K. Bedford
Name: Bryan K. Bedford
Title: President, Chairman & CEO
REPUBLIC AIRLINE INC.

By:	/s/ Ethan J. Blank
Name: Ethan J. Blank
Title: VP, General Counsel

Attachment 1

[***]

Attachment 2

[***]